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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 1998


                       AMERICAN DENTAL TECHNOLOGIES, INC.
             (Exact Name of Registrant as specified in its charter)


                           Commission File No: 0-19195





           Delaware                                       38-2905258
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                      Identification Number)


        18860 West Ten Mile Road                            48075
          Southfield, Michigan
(Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (248) 395-3900






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Item 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Effective August 1, 1998, American Dental Technologies, Inc. ("American Dental") purchased the common stock of Dental Vision Direct, Inc. ("DVD"). The acquisition was effected pursuant to the Stock Purchase Agreement, dated as of August 5, 1998, which was the result of negotiations between the representatives of American Dental and Ultrak, Inc. ("Ultrak"), the sole shareholder of DVD.

         On August 1, 1998, the effective date of the purchase, pursuant to the Stock Purchase Agreement, American Dental agreed to pay $3 million cash plus a promissory note for $3.9 million, due in 60 days with interest at 8% and secured by the acquired DVD stock, plus warrants to purchase 600,000 of American Dental's common stock at $5.50 per share, exercisable after two and one-half years in exchange for the issued and outstanding DVD stock. The cash portion of the purchase price was paid from cash on hand, and American Dental plans to increase the size of its line of credit to finance the repayment of the promissory note. The tangible assets of DVD acquired by American Dental consist primarily of inventory, prepaid expenses and property and equipment located in San Clemente, California and Lewisville, Texas used in the manufacture of DVD's intraoral camera and related products. American Dental intends to relocate the manufacturing from San Clemente, California to its ISO9001 manufacturing facility in Texas by the end of 1998 and to continue using such assets to manufacture such products.

         Prior to the acquisition described above, there was no material relationship between (i) Ultrak or DVD and (ii) American Dental or any of its affiliates, any director or officer of American Dental or any associate of any such director or officer.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION and EXHIBITS

         (a) Financial Statements of Business Acquired
         It is impractical to provide the required financial statements of the business acquired with this filing. Such information will be filed by an amendment to this initial report on Form 8-K no later than sixty days from the date hereof.

         (b) Pro Forma Financial Information
         It is impractical to provide the required pro forma financial information of the business acquired with this filing. Such information will be filed by an amendment to this initial report on Form 8-K no later than sixty days from the date hereof.


         (c)  Exhibits

              2.1 Stock Purchase Agreement, dated August 5, 1998, between American Dental Technologies, Inc. and Ultrak, Inc. is incorporated by reference to Exhibit 10.56 to the Form 10-Q for the quarter ended June 30, 1998.
              4.13 Nontransferable Common Stock Purchase Warrant, dated August 5,1998, 540,000 shares
              4.14 Nontransferable Common Stock Purchase Warrant, dated August 5, 1998, 60,000 shares
              4.15    Promissory Note to Ultrak, Inc. dated August 5, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN DENTAL TECHNOLOGIES, INC.
                                          (Registrant)

                                              /S/  Ben J. Gallant

                                          Ben J. Gallant
                                          President and Chief Executive Officer

Dated:  August 20, 1998


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                                Exhibit Index
                                -------------

  Exhibit No.           Description

     2.1 Stock Purchase Agreement, dated August 5, 1998, between American Dental Technologies, Inc. and Ultrak, Inc. is incorporated by reference to Exhibit 10.56 to the Form 10-Q for the quarter ended June 30, 1998.
     4.13       Nontransferable Common Stock Purchase Warrant, dated
                August 5, 1998, 540,000 shares
     4.14       Nontransferable Common Stock Purchase Warrant, dated
                August 5, 1998, 60,000 shares
     4.15       Promissory Note to Ultrak, Inc. dated August 5, 1998